UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 1999

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of October 1999 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 34 thereof, entered into various agreements relating to Highway Partner's 18, Limited Partner, a Mississippi limited partnership (the "Operating Partnership") on behalf of Series 34 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of October 1999 (the "Operating Partnership Agreement"), pursuant to which Series 34 acquired a limited partner interest in the Operating Partnership. Series 34 and 37 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 34 investing 31.745% and Series 37 investing 68.255%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 216 unit apartment complex for families located at Jackson in Hinds County, Mississippi, which is known as Summer Parks Apartments (the "Apartment Complex"). The Apartment Complex consists of 27 buildings containing 32 one-bedroom units, 112 two-bedroom units and 72 three-bedroom units. Amenities include a swimming pool, community room with equipped kitchen, laundry facility, playground and barbecue/picnic areas, as well as a frost-free refrigerator with icemaker, range/oven with range hood, dishwasher, washer/dryer connections, mini-blinds, and battery and hard-wired smoke detectors in the units. Construction of the Apartment Complex commenced in October 1999 and was completed in June 2000. 100% Occupancy was achieved October 2000.

The Operating Partnership received permanent financing in the amount of $10,550,000 (the "Permanent Mortgage") from Mississippi Home Corporation First Tennessee Bank National Association. The Permanent Mortgage is expected to bear a fixed interest rate payable over a 27 year period.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Summer Park, LLC, (the "General Partner"). The principals of the General Partner are J. H. Thames, Jr. and Rodney F. Triplett, Jr.

Series 34 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $3,486,583 to the Operating Partnership in four installments as follows:

    $2,091,950 (the "First Installment") on the latest to occur of (A) the Admission Date, (B) the Bond Loan Full Funding Date, and (C) Tax Credit Set Aside;
    $871,646 (the "Second Installment") on the 50% Completion Date;
    $174,329 (the "Third Installment") on the latest to occur of (A) the Completion Date, (B) Cost Certification, (C) receipt by the Special Limited Partner, which policy in no event shall contain a survey exception, (D) receipt by the Special Limited Partner of current liability insurance certificates confirming to the requirements of the Partnership Agreement, (E) receipt by the Special Limited Partner of an Estoppel Letter from each Lender or (F) receipt by the Special Limited Partner or the Contractor Pay-Off Letter; and
    $348,658 (the "Fourth Installment") on the latest to occur of (A) the Initial 100% Occupancy Date, (B) Rental Achievement, (C) receipt by the Special Limited Partner of the New Permanent Loan Commitment, (D) termination and expiration of the Letter of Credit Documents, including full satisfaction of all obligations of the Partnership under the Letter of Credit Documents or (E) State Designation.

The First, Second, Third and Fourth Installments have been paid by Series 34.

The total Capital Contribution of Series 34 to the Operating Partnership is based on the Operating Partnership receiving $4,712,070 in Tax Credits during the 10-year period commencing in 2000 of which 31.7418% ($1,495,696) will be allocated to Series 34 and 68.2482% ($3,215,903) will be allocated to Series 37 as the Investment Limited Partner of the Operating Partnership.

Series 34 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	80%	90%
Series 34	31.7418%	6.3487%	3.1745%
Series 37	68.2482%	13.6503%	6.8255%
Special Limited Partner	0%	0.01%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 34.

Series 34 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2001 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2 of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2001 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $5,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2 of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $1,494,087. The Development Fee, 320,302 is deferred, shall be due and payable only in accordance with Section 6.12 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President